Exhibit 99.1
Chico’s FAS, Inc. Reports Holiday Sales and Updates Fourth Quarter Outlook

Fort Myers, FL – Jan. 09, 2023 – Chico’s FAS, Inc. (NYSE: CHS) (the “Company” or Chico’s FAS) today reported holiday sales and updated its outlook for fiscal 2022 fourth quarter sales and earnings. Molly Langenstein, Chico's FAS Chief Executive Officer and President, and Patrick ("PJ") Guido, Chico's FAS Chief Financial Officer, will discuss continued progress on the Company's strategic plan and these results at the ICR Conference today at 8:00 a.m. ET. As previously announced, a live webcast and associated replay will available at
https://wsw.com/webcast/icr8/chs/1463316 and on the Investor Relations section of the Company's website at www.chicosfas.com, respectively.

Langenstein commented, "Our customer led, product obsessed, digital first, operationally excellent strategy is working. Our brand portfolio continues to deliver strong results and we are confident in our strategic direction as we close out an exceptional year for our company. For the nine-week holiday period ending December 31, 2022, total net sales grew 4.9% over last year and comparable sales grew 5.3% over last year. Chico's sales remained healthy, and sales trends at Soma continued to improve quarter over quarter. As we entered December, White House Black Market sales softened as we had sold through newer assortments and were left with leaner inventories and styles that did not match up with customer demand. We are on track to post low-to-mid-single-digit total Company comparable sales growth for the fourth quarter on top of 29% comparable sales growth in last year’s fourth quarter.”

The Company has updated its fourth quarter outlook and now expects total net sales to range from $505 million to $515 million and diluted earnings per share to range from ($0.02) to $0.00.

“Entering 2023, we remain confident in our brand portfolio and our ability to deliver strong results for the year and over the long-term. Customer demand is growing across all three brands and our total inventory levels also remain well in line with sales, with December on-hand inventory up 1% to last year. We expect to enter fiscal 2023 with clean inventory and a strong balance sheet and are well positioned to deliver fashion and newness to meet growing customer demand across all three brands,” Langenstein concluded.

The Company will release its full fourth quarter and fiscal 2022 results at a later time.

ABOUT CHICO’S FAS, INC.
Chico’s FAS is a Florida-based fashion company founded in 1983 on Sanibel Island, Fla. The Company reinvented the fashion retail experience by creating fashion communities

Exhibit 99.1
anchored by service, which put the customer at the center of everything we do. As one of the leading fashion retailers in North America, Chico’s FAS is a company of three unique brands - Chico’s, White House Black Market and Soma - each thriving in their own white space, founded by women, led by women, providing solutions that millions of women say give them confidence and joy.
Our Company has a passion for fashion, and each day, we provide clothing, shoes and accessories, intimate apparel and expert styling in our brick-and-mortar boutiques, digital online boutiques and through StyleConnect®, the Company’s customized, branded, digital styling tool that enables customers to conveniently shop wherever, whenever and however they prefer.
As of October 29, 2022, the Company operated 1,261 stores in the U.S. and sold merchandise through 58 international franchise locations in Mexico and 2 domestic franchise airport locations. The Company’s merchandise is also available at www.chicos.com, www.chicosofftherack.com, www.whbm.com and www.soma.com.
To learn more about Chico’s FAS, please visit our corporate website at www.chicosfas.com. The information on our corporate website is not, and shall not be deemed to be, a part of this press release or incorporated into our federal securities law filings.
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This press release contains statements concerning our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry and other statements that are not historical facts. These statements, including without limitation the quote from Ms. Langenstein and the sections captioned “Business Highlights” and “Fiscal 2022 Fourth Quarter and Full Year Outlook,” are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In most cases, words or phrases such as “aim,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “target,” “may,” “will,” “plans,” “path,” “outlook,” “project,” “should,” “strategy,” “potential,” “confident” and similar expressions identify forward-looking statements. These forward-looking statements are based largely on information currently available to our management and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those expressed or implied by such forward-looking statements. Although we believe our expectations are based on reasonable estimates and assumptions, they are not guarantees of performance. There is no assurance that our expectations will occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those described in Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K and, from time to time, in Item 1A, “Risk Factors” of our Quarterly Reports on Form 10-Q and the following:
The effects of the pandemic, including uncertainties about its depth and duration, new variants of COVID-19 that have emerged, the speed, efficacy and availability of vaccines and treatments, its impact on general economic conditions, human capital management, consumer behavior and discretionary spending, the effectiveness of any actions taken in response to the pandemic, and the impact of the pandemic on our manufacturing operations, shipping costs and timelines and the global supply chain; the ability of our suppliers, logistics providers, vendors and landlords, to meet their obligations to us in light of financial stress, labor shortages, liquidity challenges, bankruptcy filings by other industry participants, and supply chain and other disruptions; increases in unemployment rates and labor shortages; our ability to sufficiently staff our retail stores; changes in general economic conditions, including but not limited to, consumer confidence and consumer spending patterns;the impacts of rising inflation, gasoline prices, and interest rates on consumer spending; market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises, war and other military conflicts (such as the war in Ukraine) or other major events, or the prospect of these events, including their impact on consumer spending, inflation and the global supply chain; domestic and global political and social conditions and the potential impacts of geopolitical turmoil or conflict; shifts in consumer behavior, and our ability to adapt, identify and respond to new and changing fashion trends and customer preferences, and to coordinate product development with buying and planning; changes in the general or specialty retail or apparel industries, including significant decreases in market demand and the overall level of spending for women’s private branded clothing and related accessories; our ability to secure and maintain customer acceptance of in-store and online concepts and styles; increased competition in the markets in which we operate, including for, among other things, premium mall space; our ability to remain competitive with customer shipping terms and costs; decreases in customer traffic at malls, shopping centers and our stores; fluctuations in foreign currency exchange rates and commodity prices; significant increases in the costs of manufacturing, raw materials, transportation, importing, distribution, labor and advertising; decreases in the quality of merchandise received from suppliers and increases in delivery times for receiving such merchandise; our ability to appropriately manage our store fleet, including the closing of underperforming stores and opening of new stores, and our ability to achieve the expected results of any such store openings or store closings; our ability to appropriately manage inventory and allocation processes and leverage targeted promotions; our ability to maintain cost saving discipline; our ability to operate our retail websites in a profitable manner; our ability to successfully identify and implement additional sales and distribution channels; our ability to successfully execute and achieve the expected results of our business, brand strategies, brand awareness programs, and merchandising and marketing programs including, but not limited to, the Company’s three-year strategic growth plan, retail fleet optimization plan, sales initiatives, multi-channel strategies and four strategic pillars which are: 1) customer led; 2) product obsessed; 3) digital first; and 4) operationally excellent; our ability to utilize our distribution center and other support facilities in an efficient and effective manner; our reliance on sourcing from foreign suppliers and significant adverse economic, labor, political or other shifts (including adverse changes in tariffs,

Exhibit 99.1
taxes or other import regulations, particularly with respect to China, or legislation prohibiting certain imports from China); U.S. and foreign governmental actions and policies and changes thereto; the continuing performance, implementation and integration of our management information systems; our ability to successfully update our information systems; the impact of any system failure, cyber security or other data security breaches, including any security breaches resulting in the theft, transfer, or unauthorized disclosure of customer, employee, or company information; our ability to comply with applicable domestic and foreign information security and privacy laws, regulations and technology platform rules or other obligations related to data privacy and security; our ability to attract, hire, train, motivate and retain qualified employees in an inclusive environment; our ability to successfully recruit leadership or transition members of our senior management team; increased public focus and opinion on environmental, social and governance (“ESG”) initiatives and our ability to meet any announced ESG goals and initiatives; future unsolicited offers to buy the Company and actions of activist shareholders and others and our ability to respond effectively; our ability to secure and protect our intellectual property rights and to protect our reputation and brand images; unanticipated obligations or changes in estimates arising from new or existing litigation, income taxes and other regulatory proceedings; unanticipated adverse changes in legal, regulatory or tax laws; and our ability to comply with the terms of our credit agreement, including the restrictive provisions limiting our flexibility in operating our business and obtaining additional credit on commercially reasonable terms.
These factors should be considered in evaluating forward-looking statements contained herein. All forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. The forward-looking statements included herein are only made as of the date of this press release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations Contact:
Tom Filandro
ICR, Inc.
(646) 277-1235
tom.filandro@icrinc.com